Exhibit 10.6

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”) dated as of the 9th day of May, 2019 by FUELCELL ENERGY FINANCE, LLC, a Connecticut limited liability company, having an address at 3 Great Pasture Road, Danbury, Connecticut 06810 (“Pledgor”), for the benefit of LIBERTY BANK, a mutual savings bank, having an address at 315 Main Street, Middletown, Connecticut 06457, Attn: David Cantor, in its capacity as administrative agent for itself and the Secured Parties (in such capacity, the “Administrative Agent”).

RECITALS:

A.Pursuant to that certain Credit Agreement dated as of the date hereof, among Dominion Bridgeport Fuel Cell, LLC, a Virginia limited liability company, which will be changing its name to Bridgeport Fuel Cell, LLC in accordance with Section 6.24 of the Credit Agreement (the “Borrower”), the Lenders from time to time party thereto, Liberty Bank, as administrative agent and co-lead arranger, and Fifth Third Bank, an Ohio banking corporation, as co-lead arranger (as the same may be amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have agreed to make a loan to the Borrower in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “Loan”).

B.Pledgor has guaranteed the Loan pursuant to that certain Limited Guaranty Agreement dated as of the date hereof, made by Pledgor in favor of Administrative Agent (as the same may be amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Guaranty”).

C.Pledgor is the legal and beneficial owner of all the limited liability company membership interests in Borrower.

D.To induce the Lenders to make the Loan to Borrower, and in order to more fully secure its obligations under the Guaranty, Lenders have requested, and Pledgor has agreed, to pledge and grant a first priority security interest in the Collateral (as defined below).

E.The Borrower and Pledgor will receive substantial direct and indirect benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and Pledgor is, therefore, willing to enter into this Agreement.

NOW, THEREFORE, in consideration of the recitals and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as follows:

Section 1.	Definitions. All capitalized terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

“Assignment of Interest” shall have the meaning ascribed thereto in Section 2.2 hereof.

“Borrower Operating Agreement” shall mean that certain Amended and Restated Limited Liability Company Operating Agreement of Borrower, as the same may hereafter be amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time.

“Collateral” shall have the meaning ascribed thereto in Section 2.1 hereof.

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“Pledged Interests” shall have the meaning ascribed thereto in Section 2.1 hereof.

“Pledged Securities” shall have the meaning ascribed to such term in Section 2.1 hereof.

“Relevant Documents” shall mean the Borrower Operating Agreement, and all other organizational documents of Borrower, as any of the same may hereafter be amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of Connecticut, except for matters which the Uniform Commercial Code of the State of Connecticut provides shall be governed by the Uniform Commercial Code in effect in any other state, in which case “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in such other state.

Section 2.	Pledge and Delivery of Collateral.
2.1

The Pledge.  As continuing collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Pledgor hereby irrevocably grants, pledges and assigns, a continuing first priority Lien on and security interest in, and, as a part of such grant, pledge and assignment, hereby assigns to Administrative Agent as collateral security, all of Pledgor’s right, title and interest in the following property, whether now owned by Pledgor or hereafter acquired and whether now existing or hereafter arising and wherever located (all being collectively referred to herein as “Collateral”):

(a)its 100% membership interest in Borrower and its successors, including all limited liability company interests in Borrower, together with the certificates (in a form attached hereto as Exhibit A and made a part hereof) evidencing the same (collectively, the “Pledged Interests”);

(b)all ownership interests, membership interests, shares, securities, moneys, instruments or property representing a dividend, a distribution or return of capital upon or in respect of the Pledged Interests, or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;

(c)all rights of Pledgor under the Relevant Documents or any other agreement or instrument relating to the Pledged Interests, including, without limitation, (i) all rights of Pledgor to receive moneys or distributions with respect to the Pledged Interests due or to become due under or pursuant to the Relevant Documents, (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (iii) all claims of Pledgor for damages arising out of or for breach of or default under a Relevant Document, (iv) any and all of Pledgor’s voting rights, authority and power including without limitation all right and power to manage and control the affairs of Borrower, in each instance, arising from the ownership of the Pledged Interests, and (v) any right of Pledgor to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder; and

(d)all proceeds of and to any of the property of Pledgor described in clauses (a) through (c) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

The shares of membership interests, certificates, instruments or other documents evidencing or representing the foregoing shall be collectively referred to herein as the “Pledged Securities.”

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2.2

Delivery of the Collateral.  Pledgor shall deliver to Administrative Agent (i) all original Pledged Securities relating to the Pledged Interests pledged by Pledgor concurrently with the execution and delivery of this Agreement and (ii) all other documents evidencing or representing all other Collateral within three (3) Business Days after receipt thereof.  All Collateral which are “certificated securities” within the meaning of the Uniform Commercial Code shall be in bearer form or, if in registered form, shall be accompanied by undated blank equity interest power (in a form attached hereto as Exhibit B and made a part hereof) (the “Assignment of Interest”), note power, endorsement or other necessary instruments of transfer, registration or assignment, duly executed in blank and in form and substance satisfactory to Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent shall have the right, at any time, in its discretion, to transfer to or to register in the name of Administrative Agent or its nominee any or all of the Collateral.  Administrative Agent shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default and without notice to Pledgor, to transfer to, and to designate on the Assignment of Interest, any Person to whom the Pledged Interests are sold in accordance with the provisions hereof.  In addition, Administrative Agent shall have the right at any time to exchange the Assignment of Interest representing or evidencing the Pledged Interests or any portion thereof, for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Interests represented or evidenced thereby, subject to the terms thereof.

2.3

Acknowledgment of Pledge.  Upon the execution and delivery of this Agreement, Pledgor shall cause Borrower to execute and deliver to Administrative Agent a letter in the form attached hereto as Exhibit C.  Pledgor represents and warrants that the representations of Borrower in such letter are true and complete.  Pledgor shall cause Borrower to comply with the covenants and warranties in such letter, and shall cause Borrower to comply with the requirements of the Loan Documents.

Section 3.	Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, Pledgor hereby agrees with Administrative Agent as follows:
3.1	Delivery and Other Perfection.

(a)The Pledgor hereby represents and warrants that (i) the terms of the Relevant Documents for Borrower and of the Pledged Securities expressly provide that each of the Pledged Securities are securities governed by Article 8 of the Uniform Commercial Code as in effect in each applicable jurisdiction, (ii) Section 2.4 of the Borrower Operating Agreement is in full force and effect, and (iii) the Relevant Documents for Borrower contain a legend substantially as follows:

“Each limited liability company interest in the Company shall constitute a “security” within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the States of Virginia and Connecticut and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each limited liability company interest in the Company shall be treated as such a “security” for all purposes, including, without limitation perfection of the security interest therein under Article 8 of each applicable Uniform Commercial Code).  The limited liability company interests in the Company (A) are not and will not be dealt in or traded on securities exchanges or securities markets; (B) are not and will not be “investment company securities” within the meaning of Section 8-103 of the UCC, and (C) constitute “certificated securities” within the meaning of Section 8-102(a)(14) of the UCC.”

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This Certificate and any certificated limited liability company interests evidenced hereby shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to principles of conflicts of laws.”

(b)Pledgor hereby covenants and agrees that it will not agree to any amendment, modification or repeal of the Borrower Operating Agreement without the prior written consent of Administrative Agent, and shall promptly notify Administrative Agent in writing if for any reason the Pledged Securities shall cease to be securities for purposes of the Uniform Commercial Code in any applicable jurisdiction.

(c)Pledgor hereby instructs Borrower to register on its respective books and records the pledge of the Pledged Interests by Pledgor to Administrative Agent.  In the event that at any time after the date hereof any Collateral shall be evidenced by an instrument or a certificate other than the Pledged Securities, Pledgor shall or shall cause Borrower to promptly deliver any such instrument or certificate, duly endorsed or subscribed by Pledgor or accompanied by appropriate instruments of transfer or assignment duly executed in blank by Pledgor, to Administrative Agent as additional Collateral.  Any such instruments or certificates received by Pledgor shall be held by Pledgor in trust for the benefit of Administrative Agent.

(d)Pledgor shall give, execute (if applicable), deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary in the judgment of Administrative Agent to create, preserve or perfect the security interest granted pursuant hereto or, after the occurrence and during the continuance of an Event of Default, to enable Administrative Agent to exercise and enforce its rights hereunder in accordance with the terms of this Agreement with respect to such pledge and security interest, including, without limitation, upon the occurrence and continuation of an Event of Default causing any or all of the Collateral to be transferred of record into the name of Administrative Agent or its nominee.

(e)Pledgor shall permit representatives of Administrative Agent to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Administrative Agent to be present at Pledgor’s place of business to receive copies of all communications and remittances relating to the Collateral, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Pledgor, and at the expense of Borrower; provided, that, so long as no Event of Default has occurred or is continuing, Administrative Agent will not exercise its rights under this Section 3.1(e) more than once per calendar year; provided, further, that when an Event of Default exists Administrative Agent may do any of the foregoing at the expense of Borrower at any time during normal business hours and without advance notice.

(f)Pledgor shall promptly forward to Administrative Agent copies of any notices or communications received by Pledgor with respect to the Collateral, all in such manner as Administrative Agent may require.

(g)Pledgor will not change its name unless Pledgor shall have given Administrative Agent at least thirty (30) days’ prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) requested by Administrative Agent to amend such financing statement or continuation statement to reflect the change in Pledgor’s name.

(h)Pledgor represents and warrants that there are no Liens, security interests, charging orders or encumbrances on any of the Pledged Collateral.

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(i)Pledgor will not directly or indirectly sell, pledge, mortgage, grant, assign, transfer, or otherwise dispose of or create or suffer to be created any Lien, security interest, charging order, or encumbrance on any of the Pledged Collateral.

(j)Pledgor shall, at its sole cost and expense, maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest and defend such security interest at its own cost and expense.

3.2

Preservation of Rights.  Except in accordance with applicable Law, Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

3.3	Pledged Collateral; Distributions.

(a)So long as no Event of Default shall have occurred and be continuing, Pledgor shall have the right to exercise all of Pledgor’s voting, consensual and other powers of ownership and other rights with respect to the Collateral, including without limitation under the Relevant Documents, for all purposes not inconsistent with, or not prohibited by, the terms of this Agreement, any other Loan Document or any other instrument or agreement referred to herein or therein in any manner that would not impair the Collateral.

(b)If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Administrative Agent exercises any available right to declare any of the Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable Law or under this Agreement or any other Loan Document, (i) all distributions on the Collateral, if any, and if permitted by this Agreement and the other Loan Documents, shall be paid directly to Administrative Agent for application to the Obligations pursuant to the terms hereof and the Credit Agreement, (ii) if Administrative Agent shall so request in writing, Pledgor agrees to execute and deliver to Administrative Agent appropriate distribution and other orders and documents to that end, and (iii) Pledgor hereby irrevocably authorizes and directs Borrower, after an Event of Default and for so long as such Event of Default is continuing, to pay all such distributions on the Collateral directly to the Administrative Agent for application to the Obligations in the order, priority and manner set forth in the Credit Agreement.  The foregoing authorization and instructions are irrevocable, may be relied upon Borrower and may not be modified in any manner other than by the Administrative Agent sending to Borrower a notice terminating such authorization and direction.

(c)Anything to the contrary notwithstanding, (i) Pledgor shall remain liable under the Relevant Documents to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Administrative Agent of any of the rights hereunder shall not release Pledgor from any of its duties or obligations under the Relevant Documents and (iii) Administrative Agent shall have no obligation or liability under the Relevant Documents by reason of this Agreement, nor shall Administrative Agent be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, except as required by applicable Law.

3.4

Remedies, etc.  During the period during which an Event of Default shall have occurred and be continuing, without any notice to or demand upon the Pledgor (unless otherwise specified herein), and in addition to the other rights and remedies provided for herein or in any other Loan Document or otherwise available to it:

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(a)Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the Laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, at Administrative Agent’s option, to have all Pledged Interests registered in the name of Administrative Agent or its nominee (if not already so registered) and Administrative Agent or its nominee may thereafter exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Administrative Agent were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(b)Administrative Agent in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(c)Administrative Agent may, upon ten (10) days’ prior written notice to Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Administrative Agent or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Administrative Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable Law and cannot be waived) and Administrative Agent or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by Law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Pledgor, any such demand, notice of intention to effect, or right and equity being hereby expressly waived and released.  Unless prohibited by applicable Law, Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned;

(d)Administrative Agent may exercise all membership rights, powers and privileges to the same extent as Pledgor is entitled to exercise such rights, powers and privileges;

(e)Upon notice to Pledgor, Administrative Agent may cause the Pledged Interests to be sold in accordance with Subsection (c) above and, in connection therewith, cause each purchaser of all or any part of any Pledged Interests to be admitted as a new member of Borrower, to the extent of such Pledged Interests, and cause Pledgor to withdraw as a member of Borrower, to the extent such Pledged Interests are sold (in accordance with Subsection (c) above), and, if appropriate, cause one or more new limited liability certificates to be issued and/or amended or restated articles of organization or formation to be filed with respect to Borrower;

(f)Administrative Agent may exercise any and all rights and remedies of Pledgor under or in connection with the Relevant Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of Pledgor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Relevant Documents; and

(g)all payments received by Pledgor under or in connection with the Relevant Documents or otherwise in respect of the Collateral shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary endorsements).

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Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities Laws, Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Administrative Agent than those obtainable through a public sale without such restrictions, and that Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

3.5

Private Sale.  Administrative Agent shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 3.4 hereof conducted in a commercially reasonable manner.  Pledgor hereby waives any claims against Administrative Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

3.6

Application of Proceeds.  The proceeds of any collection, sale, disposition or other realization of all or any part of the Collateral pursuant hereto shall be applied to the Obligations by Administrative Agent in accordance with Section 8.03 of the Credit Agreement:

As used in this Section 3, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Pledgor or any issuer of or obligor on any of the Collateral.  Administrative Agent may defer the application of non-cash proceeds of the Collateral to the Obligations until cash proceeds are actually received by Administrative Agent.

3.7

Attorney-in-Fact.  Without limiting any rights or powers granted by this Agreement to Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of an Event of Default, Administrative Agent is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Section 3 and taking any action and executing any instruments which Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is IRREVOCABLE and coupled with an interest for the term hereof.  Without limiting the generality of the foregoing, so long as Administrative Agent shall be entitled under this Agreement to make collections in respect of the Collateral while an Event of Default has occurred and is continuing, Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.  Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

3.8

Termination.  When all Obligations shall have been indefeasibly paid in full Administrative Agent shall forthwith, unless such Collateral has been used to satisfy all or any part of the Obligations, cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever any remaining Collateral in Administrative Agent’s possession, to or on the order of Connecticut Green Bank, as administrative agent under the CGB Subordinated Loan Documents, in accordance with the CGB Subordination Agreement, or, if the CGB Subordinated Debt has been indefeasibly paid in full, to the Pledgor.

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3.9

Further Assurances.  Pledgor agrees that, from time to time upon the written request of Administrative Agent, Pledgor will execute and deliver such further documents and do such other acts and things as Administrative Agent may request in order fully to effect the purposes of this Agreement.

Section 4.	Miscellaneous.
4.1

No Waiver.  No failure on the part of Administrative Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Administrative Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided herein are cumulative and are not exclusive of any remedies provided by Law.

4.2	Governing Law and Waiver of Jury Trial.
(a)	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.
(b)

SUBMISSION TO JURISDICTION. PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT SITTING IN HARTFORD COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE DISTRICT OF CONNECTICUT, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CONNECTICUT STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  PLEDGOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST PLEDGOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)

WAIVER OF VENUE.  PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)

SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT, AND TO THE ADDRESS OF EACH PARTY HERETO SET FORTH IN THE PREAMBLE OF THIS AGREEMENT.  NOTHING IN THIS AGREEMENT WILL

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AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)

PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  PLEDGOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(f)

PJR WAIVER.  PLEDGOR EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT AND EACH TRANSACTION RELATED TO IT IS A “COMMERCIAL TRANSACTION” WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED.  PLEDGOR HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY AND ALL RIGHTS WHICH ARE OR MAY BE CONFERRED UPON IT UNDER CHAPTER 903a OF SAID STATUTES (OR ANY OTHER FEDERAL OR STATE LAW AFFECTING PREJUDGMENT REMEDIES) TO ANY NOTICE OR HEARING OR PRIOR COURT ORDER OR THE POSTING OF A BOND PRIOR TO THE ADMINISTRATIVE AGENT OBTAINING A PREJUDGMENT REMEDY.  PLEDGOR FURTHER WAIVES ANY REQUIREMENT OR OBLIGATION OF THE ADMINISTRATIVE AGENT TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY ADMINISTRATIVE AGENT.  PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE OR HAS HAD THE OPPORTUNITY TO RETAIN COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT.

4.3

Notices.  All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner set forth in Section 10.02 of the Credit Agreement, and to the addresses for each party hereto set forth in the preamble of this Agreement.

4.4

Waivers, etc.  The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Pledgor and Administrative Agent.  Any such amendment or waiver shall be binding upon Administrative Agent and Pledgor.

4.5

Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of Pledgor and inure to the benefit of the successors and assigns of Administrative Agent permitted under the Credit Agreement.  Pledgor shall not assign or transfer this Agreement or its rights or obligations hereunder without the prior written consent of Administrative Agent, which consent shall be in Administrative Agent’s sole discretion).

4.6

Indemnification.  Pledgor hereby agrees to indemnify Administrative Agent and the other Secured Parties (collectively, the “Indemnified Parties” and each, an “Indemnified Party”) from, and hold each of the Indemnified Parties harmless against, any and all losses, liabilities, claims, obligations damages or expenses incurred by any Indemnified Party arising out of or by reason of any claim of any Person relating to or arising out of the acts or omissions of Pledgor under (1) this Agreement or (2) the Relevant Documents to the extent such actions or omissions are in contravention of Pledgor’s obligations under this Agreement (but excluding any such losses, liabilities, claims, obligations, damages

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or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), including, without limitation, but subject to the remaining provisions of this Section 4.6 below, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, obligations, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

To the fullest extent permitted by applicable law, Pledgor hereby agrees not to assert, and hereby waives, any claim against any Indemnified Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of proceeds thereof. No Indemnified Party shall be liable for any damages arising from the use of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby by unintended recipients.

Upon written request by any Indemnified Party, Pledgor shall defend same (and if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by such Indemnified Party, such approval not to be unreasonably withheld; provided, that such attorneys and other professionals shall not (i) settle any claim against any Indemnified Parties without the prior written consent of such Indemnified Parties, unless such settlement includes a full release of all claims made against such Indemnified Parties, or (ii) agree to a judgment against any Indemnified Parties without the prior written consent of such Indemnified Parties.  Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of such Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding, providing that no compromise or settlement shall be entered without Pledgor’s consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that, unless there is a conflict prohibiting the representation of all of the Indemnified Parties as a group, the Indemnified Parties shall only engage a single counsel or law firm.  Upon demand, Pledgor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys and other professionals in connection therewith.

Any amounts owed to Indemnified Parties under this Section 4.6 shall bear interest at the Default Rate and shall be added to the Obligations and shall be secured hereby as fully and effectively and with the same priority as every other obligation of the Pledgor secured hereby.

Notwithstanding the foregoing, the obligations and liabilities of Pledgor under this Section 4.6 shall not apply to any actions or omissions of Administrative Agent or its nominee under the Relevant Documents after Administrative Agent or its nominee, as applicable (i) exercises its remedies under this Agreement, and (ii) becomes the owner of the Pledged Interests.

4.7

No Election of Remedies.  Without limitation as to any other right or remedy provided to Administrative Agent in this Agreement or the other Loan Documents, in the case of an Event of Default which has occurred and is continuing (i) Administrative Agent shall have the right to pursue all of its rights and remedies under this Agreement and the Loan Documents, at law and/or in equity, in one proceeding, or separately and independently in separate proceedings from time to time, as Administrative Agent, in its sole and absolute discretion, shall determine from time to time, (ii) Administrative Agent shall not be required to either marshall assets, sell any of the Collateral in any particular order of alienation (and may sell the same simultaneously and together or separately), or be subject to any “one action” or “election of remedies” law or rule with respect to any of the Collateral, (iii) the exercise by Administrative Agent of

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any remedies against any one item of Collateral will not impede Administrative Agent from subsequently or simultaneously exercising remedies against any other item of Collateral, (iv) all Liens and other rights, remedies or privileges provided to Administrative Agent herein shall remain in full force and effect until Administrative Agent has exhausted all of its remedies against the Collateral and all Collateral has been sold and/or otherwise realized upon in satisfaction of the Obligations, and (v) Administrative Agent may resort for the payment of the Obligations to any security held by Administrative Agent in such order and manner as Administrative Agent, in its discretion, may elect and Administrative Agent may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Administrative Agent thereafter to foreclose this Agreement.

4.8

Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in favor of Administrative Agent in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

4.9

Entity Names.  Administrative Agent acknowledges that Borrower intends to change its legal name to Bridgeport Fuel Cell, LLC.  Administrative Agent consents to such name change, provided such name change is done in accordance with Section 6.24 of the Credit Agreement.

[Remainder of page left intentionally blank; signature page to follow.]

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IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed as of the day and year first above written.

PLEDGOR:

FUELCELL ENERGY FINANCE, LLC

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Pledge and Security Agreement (FuelCell Energy Finance, LLC)]

EXHIBIT A

CERTIFICATE FOR MEMBERSHIP INTEREST IN DOMINION BRIDGEPORT FUEL CELL, LLC, a VIRGINIA limited liability company

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE.  THE HOLDER OF THIS CERTIFICATE, BY ITS ACCEPTANCE HEREOF, REPRESENTS THAT IT IS ACQUIRING THIS SECURITY FOR INVESTMENT AND NOT WITH A VIEW TO ANY SALE OR DISTRIBUTION HEREOF.  ANY TRANSFER OF THIS CERTIFICATE OR ANY PERCENTAGE INTEREST REPRESENTED HEREBY IS SUBJECT TO THE TERMS AND CONDITIONS OF THE LLC AGREEMENT (AS DEFINED BELOW).

Certificate Number 001	100% Percentage Interest

DOMINION BRIDGEPORT FUEL CELL, LLC, a Virginia limited liability company (the "Company"), hereby certifies that FUELCELL ENERGY FINANCE, LLC, a Connecticut limited liability company (together with any assignee of this Certificate, the "Holder") is the registered owner of one hundred percent (100%) of the Percentage Interest in the Company.  The rights, powers, preferences, restrictions and limitations of the Percentage Interest in the Company are set forth in, and this Certificate and the Percentage Interest in the Company represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Limited Liability Company Operating Agreement of the Company dated as of May ___, 2019, as the same may be further amended or restated from time to time (the "LLC Agreement").  By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Percentage Interest evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all the terms and conditions of the LLC Agreement.  The Company will furnish a copy of the LLC Agreement to the Holder without charge upon written request to the Company at its principal place of business.  TRANSFER OF ANY OR ALL OF THE Percentage Interest IN THE COMPANY EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS IN THE LLC AGREEMENT AND CAN BE EFFECTED ONLY AFTER COMPLIANCE WITH ALL OF THOSE RESTRICTIONS AND THE PRESENTATION TO THE COMPANY OF THE CERTIFICATE, ACCOMPANIED BY AN ASSIGNMENT IN THE FORM APPEARING ON THE REVERSE SIDE OF THIS CERTIFICATE, DULY COMPLETED AND EXECUTED BY AND ON BEHALF OF THE TRANSFEROR IN SUCH TRANSFER, AND AN APPLICATION FOR TRANSFER IN THE FORM APPEARING ON THE REVERSE SIDE OF THIS CERTIFICATE, DULY COMPLETED AND EXECUTED BY AND ON BEHALF OF THE TRANSFEREE IN SUCH TRANSFER.

Each Percentage Interest in the Company shall constitute a “security” within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the State of Connecticut and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each Percentage Interest in the Company shall be treated as such a “security” for all purposes, including, without limitation perfection of the security interest therein under Article 8 of each applicable Uniform Commercial Code).

This Certificate and the Percentage Interest evidenced hereby shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to principles of conflicts of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed as of the date set forth below.

DOMINION BRIDGEPORT FUEL CELL, LLC
a Virginia limited liability company

By:	FuelCell Energy Finance, LLC
Its:	Sole Member

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

By:
	Name:	Michael S. Bishop
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT B

(REVERSE SIDE OF CERTIFICATE)

ASSIGNMENT OF INTEREST

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________ (print or typewrite name of transferee), __________________ (insert Social Security or other taxpayer identification number of transferee), the following specified percentage of Percentage Interest in the Company: 100% (identify the percentage interest being transferred) effective as of the date specified in the Application for Transfer of Interests below, and irrevocably constitutes and appoints __________________________ and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated:	FUELCELL ENERGY FINANCE, LLC,
a Connecticut limited liability company

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

By:
	Name:	Michael S. Bishop
	Title:	Senior Vice President and Chief Financial Officer
Address:

APPLICATION FOR TRANSFER OF INTERESTS

The undersigned applicant (the "Applicant") hereby (a) applies for a transfer of the percentage of Percentage Interest in the Company identified above in the Assignment of Interest (the "Transfer") and applies to be admitted to the Company as a substitute member of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the Agreement, (c) represents that the Transfer complies with the terms and conditions of the LLC Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of LLC Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant's admission to the Company as a substitute member of the Company and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the LLC Agreement with respect to Percentage Interest in the Company described above.

The Applicant directs that the foregoing Transfer and the Applicant's admission to the Company as a substitute member shall be effective as of ______________________________.

Name of Transferee (Print)

_______________________________

Dated:	Signature:
(Transferee)
Address:

The Company has determined (a) that the Transfer described above is permitted by the LLC Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member.

Dated:	DOMINION BRIDGEPORT FUEL CELL, LLC,
a Virginia limited liability company

	By:	FuelCell Energy Finance, LLC
	Its:	Sole Member

		By:	FuelCell Energy, Inc.
		Its:	Sole Member

By:
		Name:	Michael S. Bishop
		Title:	Senior Vice President and Chief Financial Officer
Address:

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EXHIBIT C

FORM OF ACKNOWLEDGEMENT OF PLEDGE

_____________ __, 2019

Liberty Bank, as Administrative Agent

315 Main Street

Middletown, Connecticut 06457

Attention:  David Cantor, Senior Vice President

Ladies and Gentlemen:

Reference is made to the Pledge and Security Agreement dated as of the date hereof (the “Pledge Agreement”) by FUELCELL ENERGY FINANCE, LLC, a Connecticut limited liability company, as the pledgor (the “Pledgor”) for the benefit of LIBERTY BANK, a mutual savings bank, in its capacity as administrative agent for itself and the other Secured Parties (together with its successors and assigns, collectively, the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement.  In connection with the pledge of the Collateral to Administrative Agent by the Pledgor, the undersigned hereby represents, warrants and agrees, as follows:

(a)Attached hereto is a true, correct and complete copy of the Borrower Operating Agreement;

(b)The Borrower Operating Agreement is in full force and effect and has not been modified or amended, except as set forth on Exhibit A;

(c)Pledgor is not in default of any of its obligations under the Borrower Operating Agreement;

(d)As set forth in the Borrower Operating Agreement, the undersigned has irrevocably elected that all limited liability company interests of the Borrower shall be securities governed by Article 8 of the Uniform Commercial Code.

In accordance with the Pledgor’s instructions, the undersigned has registered on its books and records your security interest in the Pledged Interests and other Collateral; no other Lien on such Pledged Interests or other Collateral is registered on the books and records of the undersigned;

(e)The undersigned shall deliver directly to you at your address set forth above, any and all instruments and/or certificates evidencing any right, option or warrant, and all new, additional or substituted securities issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Interests issued by the undersigned or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Interest;

(f)The Pledged Interests constitute all of the limited liability company interests in the Borrower; there are no options or rights outstanding to acquire any interests in the Borrower, and the Borrower will not issue any additional limited liability company interests or securities without the prior written consent of Administrative Agent;

(g)The undersigned has not entered into an agreement with any third party to act on such third party’s instructions without further consent of Pledgor with respect to the Pledged Interests; and agrees that it will not enter into any such agreement with any third party concerning any Pledged Interests;

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(h)After the occurrence and during the continuance of an Event of Default, the undersigned shall pay directly to you any and all cash distributions which might be declared and payable (including any unpaid distributions accrued prior to the date hereof) on any of the Pledged Interests or any of the other Collateral issued by the undersigned, and which but for the provisions of this letter would be paid to Pledgor;

(i)At any time upon and during the continuance of an Event of Default, and upon your exercise of applicable remedies pursuant to and in accordance with the Pledge Agreement, upon your written instructions, the undersigned shall register the transfer of such Pledged Interests to you or your nominee, as applicable;

(j)The Pledged Interests have been duly authorized and validly issued and are not subject to, nor will the undersigned at any time permit the Pledged Interests to become subject to, any restrictions governing their issuance, transfer, ownership or control other than those currently set forth in the Borrower Operating Agreement; and

(k)After the occurrence and during the continuance of an Event of Default, the undersigned will comply with your instructions relating to the Pledged Interests without the need for further consent from Pledgor.

The undersigned agrees that, if at any time you shall determine to exercise your right pursuant to the Pledge Agreement to sell all or any of the Collateral issued by the undersigned, the undersigned will, upon your request and at Pledgor’s expense:

(a)provide you with such other information and documentation as may be necessary or, in your opinion, advisable to enable you to effect the sale of such Collateral;

(b)do or cause to be done all such other acts and things as may be necessary to make the sale of such Collateral or any part thereof valid and binding and in compliance with applicable Law; and

(c)do or cause to be done all such other acts and things as may be necessary to constitute you or your designees or transferees a member of the undersigned.

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You are hereby authorized, in connection with any sale of the Collateral issued by the undersigned, to deliver or otherwise disclose to any prospective purchaser of such Collateral any information in your possession relating to the undersigned or such Collateral.

Very truly yours,

Dated:	FUELCELL ENERGY FINANCE, LLC,
a Connecticut limited liability company

	By:	FuelCell Energy, Inc.
	Its:	Sole Member

By:
	Name:	Michael S. Bishop
	Title:	Senior Vice President and Chief Financial Officer

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Exhibit A

Borrower Operating Agreement

(attached hereto)

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